UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 8, 2026
Salarius Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36812	46-5087339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2450 Holcombe Blvd. Suite X Houston, TX		77021
(Address of principal executive offices)		(Zip Code)
(713) 913-5608
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	DCOY	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On January 7, 2026, Salarius Pharmaceuticals, Inc. (the “Company” or the “Registrant”) announced that it has filed a Certificate of Amendment to the Amended and Restated Certificate of Incorporation, as amended (“Certificate of Amendment”) with the Secretary of State of the State of Delaware to change the legal name of the Company from “Salarius Pharmaceuticals, Inc.” to “Decoy Therapeutics Inc.,” effective as of January 8, 2026 (the “Name Change”). Pursuant to Delaware law, a stockholder vote was not necessary to effectuate the Name Change and it does not affect the rights of the Company’s stockholders.
In connection with the Name Change, the Board of Directors of the Company approved an amendment and restatement of the Company’s Amended and Restated Bylaws, as amended (the “Second Amended and Restated Bylaws”), effective as of January 8, 2026. The Amended and Restated Bylaws reflect the Name Change.
Copies of the Certificate of Amendment and Second Amended and Restated Bylaws are filed as Exhibit 3.1 and Exhibit 3.2, respectively, with this Current Report on Form 8-K (the “Report”) and are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On January 7, 2026, the Company issued a press release announcing the Name Change and the Ticker Symbol Change (as defined below). A copy of the press release is furnished as Exhibit 99.1 to this Report and is incorporated herein by reference.

Information contained on or accessible through any website reference in the press release is not part of, or incorporated by reference in, this Report, and the inclusion of such website addresses in this Report by incorporation by reference of the press release is as inactive textual references only.

Exhibit 99.1 hereto contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are based on current expectations and are not guarantees of future performance. Further, the forward-looking statements are subject to the limitations listed in Exhibit 99.1 and in the other reports of the Company filed with the Securities and Exchange Commission (“SEC”), including that actual events or results may differ materially from those in the forward-looking statements.

The information in this Report, including Exhibit 99.1 hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing. The Company’s submission of this Report shall not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 8.01. Other Events.
On January 7, 2026, the Company announced that it intends for its common stock to cease trading under the ticker symbol “SLRX” and begin trading under its new ticker symbol, “DCOY”, on the Nasdaq Capital Market, which the Company expects to be effective on January 8, 2026.

In connection with the Name Change, the Company is in the process of launching a new corporate website, decoytx.com, effective as of January 8, 2026. The Company’s investor relations information, including press releases and links to the Company’s filings with the SEC, will be found on this website.

Item 9.01.Financial Statements and Exhibits. (d) Exhibits
Item 9.01.Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Registrant, as amended.

3.2	Second Amended and Restated Bylaws of the Registrant.
99.1	Press Release dated January 8, 2026.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DECOY THERAPEUTICS INC.

Date: January 8, 2026	By:	/s/ Mark J. Rosenblum
Mark J. Rosenblum Chief Executive Officer, Executive Vice President & Chief Financial Officer